Exhibit 99.1

News Release

Orthofix Reports Fourth Quarter and Full-Year 2024 Results and

Provides 2025 Financial Guidance

Record Results Reflect Strong Execution as Company Focuses on Most Profitable Growth Opportunities in Spine, Orthopedics and Bone Growth Therapies

LEWISVILLE, Texas — February 25, 2025 — Orthofix Medical Inc. (NASDAQ:OFIX), a leading global medical technology company, today reported its financial results for the fourth quarter and full-year ended December 31, 2024, and provided full-year 2025 financial guidance.

Highlights

•
Record fourth quarter 2024 net sales of $215.7 million, an increase of 8% on a reported and constant currency basis compared to fourth quarter 2023
•
U.S. Spine Fixation1 net sales growth of 12% compared to fourth quarter 2023, driven by distribution expansion and further penetration in existing accounts
•
Record Bone Growth Therapies ("BGT") net sales of $63.9 million, representing growth of 9% and BGT Fracture net sales growth of 10% compared to fourth quarter 2023
•
Record Global Orthopedics net sales of $35.8 million, representing constant currency growth of 18% and U.S. Orthopedics net sales growth of 21% compared to fourth quarter 2023
•
Company entered into record number of 7D FLASH™ Navigation System placements for the full-year 2024
•
Fourth quarter 2024 net loss of $(29.1) million; Non-GAAP adjusted EBITDA of $23.9 million, an increase of $4.3 million, with adjusted EBITDA margin expanding approximately 130 basis points compared to fourth quarter 2023
•
Free cash flow of $15.2 million in fourth quarter 2024, a significant improvement in cash usage compared to previous quarters
•
Company increases long-term net sales compound annual growth rate ("CAGR") target to 6.5% to 7.5% from previous net sales CAGR target of 6% to 7%

Fourth quarter 2024 net sales were $215.7 million, an increase of 8% on a reported and constant currency basis. Net loss was $(29.1) million and earnings per share ("EPS") was $(0.75) on a reported basis, representing a decline of 27% when compared to the same prior year period. Non-GAAP adjusted EBITDA was $23.9 million for the fourth quarter, representing 22% growth compared to the fourth quarter of 2023.

Full-year 2024 net sales were $799.5 million, an increase of 7% on a reported and constant currency basis. Net loss was $(126.0) million and EPS was $(3.30), representing an improvement of 20% when compared to the same prior year period. Non-GAAP adjusted EBITDA was $67.4 million for the full-year, representing 46% growth compared to the full-year of 2023.

“We are pleased with the performance of the Orthofix team to serve our surgeons and patients and successfully execute our plans throughout 2024,” said Massimo Calafiore, President and CEO. “Our fourth quarter results reflect outstanding performance across all three major product lines, providing further evidence that Orthofix’s balanced and complementary product mix offers a differentiated advantage across multiple markets. We enter 2025 with great momentum as two integrated organizations. The entire team remains focused on executing our priorities, and I look forward to leveraging our unique portfolio platform to drive value creation through profitable growth in 2025 and beyond."

1 Spine fixation is comprised of the Company's Spinal Implants product category, excluding motion preservation product offerings

Financial Results Overview

Fourth Quarter 2024 Net Sales and Financial Results

The following table provides net sales by major product category by reporting segment:

	Three Months Ended December 31,
(Unaudited, U.S. Dollars, in millions)	2024	2023	Change	Constant Currency Change
Bone Growth Therapies	$63.9	$58.8	8.6%	8.6%
Spinal Implants, Biologics, and Enabling Technologies	116.0	111.0	4.5%	4.5%
Global Spine	179.9	169.8	5.9%	6.0%
Global Orthopedics	35.8	30.6	16.8%	18.1%
Net sales	$215.7	$200.4	7.6%	7.8%

Gross margins were 69.0% for the quarter and were 71.1% on a non-GAAP adjusted basis.

Net loss was $(29.1) million, or $(0.75) per share, compared to net loss of $(22.2) million, or $(0.59) per share in the prior year period. Non-GAAP adjusted EBITDA was $23.9 million, or 11.1% of net sales, compared to non-GAAP adjusted EBITDA of $19.6 million, or 9.8% of net sales, in the prior year period.

Full-Year 2024 Net Sales and Financial Results

The following table provides net sales by major product category by reporting segment:

	Year Ended December 31,
(Unaudited, U.S. Dollars, in millions)	2024	2023	Change	Constant Currency Change
Bone Growth Therapies	$233.4	$212.5	9.8%	9.8%
Spinal Implants, Biologics, and Enabling Technologies	441.9	418.8	5.5%	5.5%
Global Spine	675.3	631.3	7.0%	7.0%
Global Orthopedics	124.2	115.3	7.7%	7.9%
Net sales	$799.5	$746.6	7.1%	7.1%

Gross margins were 68.3% for the year and were 71.0% on a non-GAAP adjusted basis.

Net loss was $(126.0) million, or $(3.30) per share, compared to net loss of $(151.4) million, or $(4.12) per share in the prior year period. Non-GAAP adjusted EBITDA was $67.4 million, or 8.4% of net sales, compared to non-GAAP adjusted EBITDA of $46.3 million, or 6.2% of net sales, in the prior year period.

Liquidity

Cash, cash equivalents, and restricted cash on December 31, 2024 totaled $85.7 million compared to $37.8 million on December 31, 2023.

M6 Artificial Disc Update

Consistent with Orthofix’s strategic focus on spinal fixation and deformity correction, the Company has decided to discontinue its M6-C™ artificial cervical disc and M6-L™ artificial lumbar disc product lines and allocate associated resources and investment to more profitable growth opportunities in those focus areas. Global net sales for the M6-C artificial cervical and M6-L artificial lumbar discs were $23.4 million in 2024. Orthofix intends to fulfill all requirements related to post-market surveillance activities and meet its obligations with respect to premarket approval of M6 devices, including completion of the IDE study in the United States.

Business Outlook

The Company is providing full-year 2025 guidance as follows:

•
Net sales expected to range between $818 million to $826 million, excluding sales from the discontinued M6 artificial disc product lines and including a negative impact from foreign currency of approximately $4 million, or 50 basis points, on a reported basis, as compared to the full-year 2024. The Company’s expected net sales represent implied constant currency growth of 6.5% year-over-year at the midpoint of the range. This guidance range is based on the current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year.
•
Non-GAAP adjusted EBITDA expected to be $82 million to $86 million. This range includes the anticipated impact from the discontinuation of the M6 product lines.
•
Positive free cash flow expected for full-year 2025, excluding the impact of restructuring charges related to the discontinuation of the M6-C artificial cervical and M6-L artificial lumbar disc product lines.
•
The Company is also increasing its long-term net sales CAGR target to 6.5% to 7.5% from the previous net sales CAGR target of 6% to 7%, reflecting the discontinuation of the M6 artificial disc product lines.

The Company will provide a full update on the accounting treatment and financial impact for the discontinuation of the M6 product lines on its first quarter 2025 earnings call.

An investor presentation for the Company's fourth quarter and full-year 2024 financial results is available in the "Events & Presentations" section of the Orthofix investor relations website at ir.orthofix.com.

Conference Call

Orthofix will host a conference call today at 8:30 AM Eastern time to discuss the Company's financial results for the quarter ended December 31, 2024. Interested parties may access the conference call by dialing (888) 596-4144 in the U.S., and (646) 968-2525 in all other locations, and referencing the access code 5184023. A webcast and replay of the conference call may be accessed in the "Events & Presentations" section of the Orthofix investor relations website at ir.orthofix.com.

Internet Posting of Information

Orthofix routinely posts information that may be important to investors in the “Investor Relations” section of its website at www.orthofix.com. The Company encourages investors and potential investors to consult the Orthofix website regularly for important information about Orthofix.

About Orthofix

Orthofix is a global medical technology company headquartered in Lewisville, Texas. By providing medical technologies that heal musculoskeletal pathologies, we deliver exceptional experiences and life-changing solutions to patients around the world. Orthofix offers a comprehensive portfolio of spinal hardware, bone growth therapies, specialized orthopedic solutions, biologics and enabling technologies, including the 7D FLASH™ navigation system. To learn more, visit Orthofix.com and follow on LinkedIn.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company's expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2025. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

The Company is unable to provide expectations of GAAP net income (loss) before income taxes, the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Company Contact

Investors and Media
Julie Dewey, IRC Chief Investor Relations & Communications Officer
JulieDewey@Orthofix.com
209.613.6945

ORTHOFIX MEDICAL INC.

Condensed Consolidated Statements of Operations

	Three Months Ended		Year Ended
	December 31,		December 31,
(U.S. Dollars, in thousands, except share and per share data)	2024	2023	2024	2023
	(Unaudited)
Net sales	$215,657	$200,415	$799,491	$746,641
Cost of sales	66,816	63,785	253,606	260,368
Gross profit	148,841	136,630	545,885	486,273
Sales, general, and administrative	136,479	132,284	532,525	530,395
Research and development	18,807	18,941	73,643	80,231
Acquisition-related amortization and remeasurement	5,031	3,720	24,336	14,757
Operating loss	(11,476)	(18,315)	(84,619)	(139,110)
Interest expense, net	(14,920)	(4,500)	(29,631)	(8,631)
Other income (expense), net	(3,315)	766	(9,625)	(938)
Loss before income taxes	(29,711)	(22,049)	(123,875)	(148,679)
Income tax benefit (expense)	564	(125)	(2,122)	(2,716)
Net loss	$(29,147)	$(22,174)	$(125,997)	$(151,395)

Net loss per common share:
Basic	$(0.75)	$(0.59)	$(3.30)	$(4.12)
Diluted	(0.75)	(0.59)	(3.30)	(4.12)
Weighted average number of common shares (in millions):
Basic	38.7	37.3	38.1	36.7
Diluted	38.7	37.3	38.1	36.7

ORTHOFIX MEDICAL INC.

Condensed Consolidated Balance Sheets

(U.S. Dollars, in thousands, except par value data)	December 31, 2024	December 31, 2023

Assets
Current assets
Cash and cash equivalents	$83,238	$33,107
Restricted cash	2,500	4,650
Accounts receivable, net of allowances of $7,418 and $7,130, respectively	134,713	128,098
Inventories	189,452	222,166
Prepaid expenses and other current assets	23,382	32,422
Total current assets	433,285	420,443
Property, plant, and equipment, net	139,804	159,060
Intangible assets, net	98,803	117,490
Goodwill	194,934	194,934
Other long-term assets	26,468	33,388
Total assets	$893,294	$925,315
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$48,803	$58,357
Current portion of long-term debt	—	1,250
Current portion of finance lease liability	755	708
Other current liabilities	119,070	104,908
Total current liabilities	168,628	165,223
Long-term debt	157,015	93,107
Long-term portion of finance lease liability	17,835	18,532
Other long-term liabilities	46,692	49,723
Total liabilities	390,170	326,585
Contingencies
Shareholders’ equity
Common shares $0.10 par value; 100,000 shares authorized; 38,486 and 37,165 issued and outstanding as of December 31, 2024 and 2023, respectively	3,849	3,717
Additional paid-in capital	779,718	746,450
Accumulated deficit	(276,141)	(150,144)
Accumulated other comprehensive loss	(4,302)	(1,293)
Total shareholders’ equity	503,124	598,730
Total liabilities and shareholders’ equity	$893,294	$925,315

ORTHOFIX MEDICAL INC.
Non-GAAP Financial Measures

The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.

Adjusted Gross Profit and Adjusted Gross Margin

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023	2024	2023
Gross profit	$148,841	$136,630	$545,885	$486,273
Share-based compensation expense	477	462	2,068	1,878
SeaSpine merger-related costs	660	214	6,239	6,861
Strategic investments	32	125	192	389
Acquisition-related fair value adjustments	3,047	7,037	12,188	36,044
Amortization/depreciation of acquired long-lived assets	313	372	1,153	1,196
Medical device regulation	—	(72)	—	604
Adjusted gross profit	$153,370	$144,768	$567,725	$533,245
Adjusted gross margin	71.1%	72.2%	71.0%	71.4%

Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023	2024	2023
Net loss	$(29,147)	$(22,174)	$(125,997)	$(151,395)
Income tax expense (benefit)	(564)	125	2,122	2,716
Interest expense, net	14,920	4,500	29,631	8,631
Depreciation and amortization	15,994	13,969	60,061	53,063
Share-based compensation expense	7,165	3,167	32,455	35,707
Foreign exchange impact	3,133	(2,638)	4,395	(1,581)
SeaSpine merger-related costs	1,493	2,261	14,485	36,577
Strategic investments	440	389	910	2,272
Acquisition-related fair value adjustments	3,737	6,486	19,088	33,393
(Gain) loss on investments	—	1,781	5,120	1,781
Litigation and investigation costs	5,452	8,842	15,770	14,453
Succession charges	1,315	1,006	9,376	1,176
Medical device regulation	—	1,927	—	9,492
Adjusted EBITDA	$23,938	$19,641	$67,416	$46,285
Adjusted EBITDA as % of net sales	11.1%	9.8%	8.4%	6.2%

Adjusted Net Income

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023	2024	2023
Net loss	$(29,147)	$(22,174)	$(125,997)	$(151,395)
Share-based compensation expense	7,165	3,167	32,455	35,707
Foreign exchange impact	3,132	(2,637)	4,395	(1,581)
SeaSpine merger-related costs	4,430	2,029	17,864	37,609
Strategic investments	470	405	1,036	2,037
Acquisition-related fair value adjustments	3,737	6,486	19,088	33,393
Amortization/depreciation of acquired long-lived assets	4,837	5,023	19,323	19,994
Litigation and investigation costs	5,452	8,842	15,770	14,453
Succession charges	1,315	1,007	9,376	1,176
Medical device regulation	—	1,954	—	9,493
Interest and loss on investments	—	1,759	5,070	2,098
Long-term income tax rate adjustment	(796)	(1,551)	1,981	1,120
Adjusted net income	$595	$4,310	$361	$4,104

Cash Flow and Free Cash Flow

	Year Ended December 31,
(U.S. Dollars, in thousands)	2024	2023
Net cash provided by (used in) operating activities	$25,790	$(45,753)
Net cash used in investing activities	(27,580)	(33,131)
Net cash provided by financing activities	50,709	65,322
Effect of exchange rate changes on cash	(938)	619
Net change in cash, cash equivalents, and restricted cash	$47,981	$(12,943)

	Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023
Net cash from operating activities	$25,790	$(45,753)
Capital expenditures	(34,876)	(62,050)
Free cash flow	$(9,086)	$(107,803)

Reconciliation of Non-GAAP Financial Measures to Reported Operating Expenses

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023	2024	2023
Sales, general, and administrative	$136,479	$132,284	$532,525	$530,395
Reconciling items impacting sales, general, and administrative:
Strategic investments	(4,073)	(1,808)	(11,674)	(28,523)
Amortization/depreciation of acquired long-lived assets	(183)	(381)	(734)	(1,393)
Litigation and investigation costs	(5,451)	(8,842)	(15,769)	(14,453)
Succession charges	(160)	(1,007)	(8,221)	(1,176)
Medical device regulation	—	—	—	(11)
Sales, general, and administrative expense, as adjusted	$126,612	$120,246	$496,127	$484,839
Sales, general, and administrative expense as a percentage of net sales, as adjusted	58.7%	60.0%	62.1%	64.9%

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023	2024	2023
Research and development expense, as reported	$18,807	$18,941	$73,643	$80,231
Reconciling items impacting research and development:
Strategic investments	(135)	(331)	(780)	(3,061)
Medical device regulation	—	(2,029)	—	(8,883)
Succession charges	(1,155)	—	(1,155)	-
Research and development expense, as adjusted	$17,517	$16,581	$71,708	$68,287
Research and development expense as a percentage of net sales, as adjusted	8.1%	8.3%	9.0%	9.1%

Reconciliations of Non-GAAP Financial Measures to Reported Non-Operating (Income) Expense

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023	2024	2023
Non-operating expense	$18,235	$3,734	$39,256	$9,569
Reconciling items impacting non-operating expense:
Foreign exchange impact	(3,133)	2,637	(4,396)	1,580
Strategic investments	—	19	—	(876)
Interest and loss on investments	—	(1,759)	(5,070)	(2,098)
Non-operating expense, as adjusted	$15,102	$4,631	$29,790	$8,175
Non-operating expense as a percentage of net sales, as adjusted	7.0%	2.3%	3.7%	1.1%

Source

Orthofix Medical Inc.

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